Related Party Transactions	12 Months Ended
Oct. 31, 2012
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
4.  RELATED PARTY TRANSACTIONS

Private Placements

The shareholders before the IPO purchased an aggregate of 3,108,000 warrants, or insider warrants, at the price of $0.75 per warrant for a purchase price of $2,331,000 in a private placement. The aggregate purchase price of the insider warrants was added to the proceeds from the IPO and is held in the trust account pending our completion of a Business Transaction. If we do not complete a Business Transaction, the $2,331,000 purchase price of the insider warrants will be included as a part of the redemption amount payable to our public shareholders prior to any voluntary winding up as such amounts will be held in our trust account and the insider warrants will expire worthless. The insider warrants are identical to the warrants included in the units sold in the IPO, except that the insider warrants (i) are non-redeemable, so long as they are held by any of the initial holders or their permitted transferees, (ii) are exercisable on a cashless basis at the election of the holder, so long as they are held by the initial holders or their permitted transferees, and (iii) are not transferable or saleable by the initial holders or any of the initial holders beneficial owners (except to permitted transferees) until one day after the consummation of a Business Transaction.

In addition, each of the shareholders of our sponsors agreed not to transfer their respective ownership interests or take any steps to cause the sponsors to issue new ownership interests in such entities to anyone other than a permitted transferee. The insider warrants are not exercisable and are subject to lockup restrictions.

In addition, commencing after the consummation of the Business Transaction, the holders of the insider warrants and the underlying shares of common stock and their permitted transferees are entitled to registration rights.

Notes Payable to Officers and Convertible Debt, Officers

Between November 23, 2010 and July 14, 2011, the Company issued non-interest bearing unsecured promissory notes to Messrs. Tsirigakis and Syllantavos in the aggregate amount of $238,145, in consideration of the payment by such officers of various organizational and offering expenses on the Company’s behalf and a direct loan made to the Company. These notes were repaid on July 20, 2011.

In July 2012, the Company issued non-interest bearing unsecured promissory notes in the aggregate amount of $120,000 to Messrs. Tsirigakis ($60,000) and Syllantavos ($60,000) in consideration for the payment by such officers of various expenses of the Company in connection with the evaluation of potential business transactions. The notes are due upon the closing of the initial business transaction and are convertible at the holder’s option into warrants at $0.75 per warrant (such additional warrants will have the same terms and provisions as the insider warrants). The holders of the notes have agreed to waive any claims in or to any monies held in the trust account.

Due to Related Parties

As of October 31, 2012 and 2011, an amount of $19,180 is due to Messrs. Tsirigakis and Syllantavos for certain administrative expenses they incurred on behalf of the Company.

Administrative Services

The Company has agreed to pay Fjord NEPA (Greece), an entity controlled by Mr. Tsirigakis, $7,500 per month for office space and general and administrative services. This agreement commenced on July 14, 2011 and shall continue until the earlier of February 14, 2013 or the consummation of the Business Transaction. As of October 31, 2012, an amount of $22,500 is due to Fjord NEPA.